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                                                                   EXHIBIT 10.19

                       AMENDMENT OF DEVELOPMENT AGREEMENT

          THIS AMENDMENT OF DEVELOPMENT AGREEMENT (this "Amendment") is executed to be effective as of June 1, 1997 by and between BRINKER INTERNATIONAL, INC., a Delaware corporation ("Brinker") and N.E. RESTAURANT COMPANY, INC., a Delaware corporation ("NERCO")

                                 R E C I T A L S

          A. As of May 17, 1994, Brinker and NE Restaurant Company Limited Partnership ("NERCO LP") entered into a certain Development Agreement (the "Development Agreement") relating to certain rights to develop and operate Chili's Grill and Bar restaurants.

          B. Pursuant to a certain Consent to assignment of Development Agreement dated as of May 17, 1994 (the "Assignment"), NERCO assumed all of the rights and obligations of NERCO LP under the Development Agreement and Brinker consented to such assumption.

          C. NERCO has requested, and Brinker has agreed, that the development schedule set forth in Section 111.B. of the Development Agreement be modified as set forth herein.

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, Brinker and NERCO hereby agree as follows:

          1. EXTENSION OF DEVELOPMENT SCHEDULE. The development schedule set forth in Section 111.B. of the Development Agreement is hereby replaced with the following:

                                      Cumulative Total Number Restaurants in
                                     the Territory Which Developer Shall Have
                                        Open and In Operation (Including 15
             BY DATE                  RESTAURANTS CURRENTLY OPEN FOR BUSINESS)
             -------                 ------------------------------------------
September 5, 1995                                         25
September 5, 1996                                         28
September 5, 1997                                         31
September 5, 1998                                         33
September 5, 1999                                         35
September 5, 2000                                         37
September 5, 2001                                         40

          2. RATIFICATION. Except as modified hereby, the Development Agreement is unchanged and is hereby ratified and confirmed by the parties hereto.

          This Agreement is executed by the Brinker and NERCO to be effective as of the date first set forth above.

                                      BRINKER:

                                      BRINKER INTERNATIONAL, INC.
                                      a Delaware corporation
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                                      By:
                                             ------------------------------
                                      Print:  ROBERT F. THOMSON
                                      Title:  EXECUTIVE VICE PRESIDENT


                                      NERCO:

                                      N.E. RESTAURANT COMPANY, INC.
                                      a Delaware corporation

                                      By:
                                             -------------------------------
                                      Print: PAUL V. HOAGLAND
                                             ------------------------------
                                      Title: VICE PRESIDENT
                                             ------------------------------